VIEMED ANNOUNCES NEW SENIOR SECURED CREDIT FACILITIES

Lafayette, Louisiana (November 29, 2022) Viemed Healthcare, Inc. (the “Company” or “Viemed”) (NASDAQ:VMD and TSX:VMD.TO), a national leader in respiratory care and technology-enabled home medical equipment services, announced that it has entered into new syndicated credit facilities, consisting of a five-year senior secured revolving credit facility of up to $30 million and a five-year delayed draw term loan facility of up to $30 million, which may be borrowed in multiple drawdowns. The new credit facilities contain an accordion feature that allow the Company to increase the size of the facilities by up to $30 million, subject to certain conditions, for a total borrowing capacity of up to $90 million. Concurrently with the entry into the new credit facilities, the Company retired its previous senior credit facility, which included a $10 million unfunded line of credit commitment and a building term note in the principal amount of $4.7 million, scheduled to expire and mature in 2023 and 2026, respectively.

“The significantly increased commitments enhance the Company's financial flexibility and liquidity, providing capacity to complement our impressive organic growth through strategic acquisitions,” said Todd Zehnder, Viemed’s Chief Operating Officer. “By working closely with our lending group, we were able to tailor the structure of the credit facilities according to our specific strategies and objectives. The scalable features provide immediate access to capital when investment opportunities are identified while also limiting interest expense exposure. We appreciate the resounding confidence and strong support of the lending group.”

Regions Bank will act as administrative and collateral agent. Regions Capital Markets, a division of Regions Bank, acted as sole lead arranger and sole bookrunner. In addition to Regions, the lending group includes Hancock Whitney Bank and Fifth Third Bank. The primary uses of the proceeds of the revolving credit facility will be to refinance existing indebtedness, to finance future potential acquisitions, for working capital purposes, and for capital expenditures. The proceeds of the term loan facility will be used to finance future potential acquisitions and to pay transaction fees, costs and expenses related to such acquisitions.

ABOUT VIEMED HEALTHCARE, INC.

Viemed is a provider of in-home medical equipment and post-acute respiratory healthcare services in the United States. Viemed’s service offerings are focused on effective in-home treatment with clinical practitioners providing therapy and counseling to patients in their homes using cutting edge technology. Visit our website at www.viemed.com.

For further information, please contact:

Glen Akselrod
Bristol Capital
905-326-1888
glen@bristolir.com

Todd Zehnder
Chief Operating Officer
Viemed Healthcare, Inc.
337-504-3802
investorinfo@viemed.com

Forward-Looking Statements

Certain statements contained in this press release may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 or “forward-looking information” as such term is defined in applicable Canadian securities legislation (collectively, “forward-looking statements”). Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “potential”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates”, “believes”, or “projects”, or the negatives thereof or variations of such words and phrases or statements that certain actions, events or results “will”, “should”, “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved” or the negative of these terms or comparable terminology. All statements other than statements of historical fact, including those that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance, including anticipated uses of proceeds of the credit facilities and anticipated borrowing capacity, are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Such statements reflect the Company's current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions. Many factors could cause the actual results, performance or achievements that may be expressed or implied by such forward-looking statements to vary from those described herein should one or more of these risks or uncertainties materialize. These factors include, without limitation: the general business, market and economic conditions in the regions in which the Company operates; the impact of the COVID-19 pandemic and the actions taken by governmental authorities, individuals and companies in response to the pandemic on our business, financial condition and results of operations, including on the Company's patient base, revenues, employees, and equipment and supplies; significant capital requirements and operating risks that the Company may be subject to; the ability of the Company to implement business strategies and pursue business opportunities; volatility in the market price of the Company's common shares; the Company’s novel business model; the risk that the clinical application of treatments that demonstrate positive results in a study may not be positively replicated or that such test results may not be predictive of actual treatment results or may not result in the adoption of such treatments by providers; the state of the capital markets; the availability of funds and resources to pursue operations; reductions in reimbursement rates and audits of reimbursement claims by various governmental and private payor entities; dependence on few payors; possible new drug discoveries; dependence on key suppliers and the recall of certain Royal Philips BiPAP and CPAP devices and ventilators that we distribute and sell; granting of permits and licenses in a highly regulated business; competition; low profit market segments; disruptions in or attacks (including cyber-attacks) on the Company's information technology, internet, network access or other voice or data communications systems or services; the evolution of various types of fraud or other criminal behavior to which the Company is exposed; the failure of third parties to comply with their obligations; difficulty integrating newly acquired businesses; the impact of new and changes to, or application of, current laws and regulations; the overall difficult litigation and regulatory environment; increased competition; changes in foreign currency rates; increased funding costs and market volatility due to market illiquidity and competition for funding; critical accounting estimates and changes to accounting standards, policies, and methods used by the Company; the Company’s status as an emerging growth company and a smaller reporting company; and the occurrence of natural and unnatural catastrophic events or health epidemics or concerns, such as the COVID-19 pandemic, and claims resulting from such events or concerns; as well as those risk factors discussed or referred to in the Company’s disclosure documents filed with the U.S. Securities and Exchange Commission (the “SEC”) available on the SEC’s website at www.sec.gov, including the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, and with the securities regulatory authorities in certain provinces of Canada available at www.sedar.com. Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking statements prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking statements are expressly qualified in their entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking statements. The forward-looking statements included in this press release are made as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.